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Exhibit 10.4

AMENDMENT #1
TO THE MEDICAL SERVICES CONTRACT BETWEEN THE FLORIDA HEALTHY KIDS CORPORATION AND HEALTHEASE OF FLORIDA, INC. AND WELLCARE HMO, INC.

THIS AMENDMENT #1 is made and entered into this ^ I day of November, by and between Florida Healthy Kids Corporation (PHKC) and HEALTHEASE OF FLORIDA, INC. AND WELLCARE HMO, INC. hereinafter collectively referred to as INSURER.

1. In accordance with Sections 3-16 and 3-17 of the current Medical Services Contract between FHKC and INSURER dated October 1, 2005 (Contract), it is agreed by the parties that Exhibit A, Sections I is amended to read:

I. Premium Rate

The Comprehensive Medical Care Services premium for the coverage period December 1, 2006 through September 30, 2007 shall be as follows:

HEALTHEASE COUNTIES
Per Enrollee Per Month:
CITRUS	$97.01
DUVAL	$114.37
ESCAMBIA	$101.56
HIGHLANDS	$112.05
JEFFERSON	$98.51
LAKE	$74.36
MADISON	$98.51
MARTIN	$100.61
PUTNAM	$92.41
WAKULLA	$97.01

STAYWELL COUNTIES
Per Enrollee Per Month:
BREVARD	$90.88
BROWARD	$96.87
CHARLOTTE	$98.51
COLLIER	$98.51
DESOTO	$98.51
HERNANDO	$125.92
HILLSBOROUGH	$80.26
LEE	$96.87
MANATEE	$98.51
MIAMI-DADE	$96.87
ORANGE	$80.26
OSCEOLA	$80.26
PALM BEACH	$96.87
PINELLAS	$80.26
SARASOTA	$98.51
SEMINOLE	$80.26

FHKC Rate Adjustment Amendment 12-06 Page
1 of 3

___ FHKC
 TF INSURER

2. The effective date of this Amendment is December 1, 2006. All other provisions of Exhibit A and the Contract in its entirety including all other exhibits shall remain in full force and effect as executed by the parties effective October 1, 2005.

[SIGNATURE PAGE FOLLOWS]

FHKC Rate Adjustment Amendment 12-06

___ FHKC
 TF INSURER

IN WITNESS WHEREOF, the Parties have caused this Contract, to be executed by their undersigned officials as duly authorized.

DONE this 29th day of November, 2006.

INSURER:	Florida Healthy Kids Corporation
/s/ Todd S. Farha	/s/ Rose Naff
Todd S. Farha President and CEO	Rose M. Naff Excutive Director
Subscribed and sworn to me this 28th day of November, 2006	Subscribed and sworn to me, this 18th day of December, 2006
/s/ Tina Marcario Notary Public	/s/ Amber N. Floyd Notary Public
4/3/2008 My Commission Expires	11/14/2009 My Commission Expires
1. /s/ Eva Mangin Witness	1. /s/ Amber N. Floyd Witness
Eva Mangin Print Name	Amber N. Floyd Print Name
2. /s/ Robin Lord Witness	2. /s/ Jennifer Lloyd Witness
Robin Lord Print Name	Jennifer Lloyd Print Name
/s/ Jennifer Lloyd Reviewed by: Jennifer Lloyd 12/1/2006 Director of External Affairs
/s/ Margaret Moody Reviewed by: Margaret Moody 12/11/2006 Corporate Counsel, FL Bar #460500

FHKC Rate Adjustment Amendment 12-06

___ FHKC
 TF INSURER